Exhibit 32.1

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Andrew W. Houston, Chief Executive Officer of Dropbox, Inc. (the “Company”), and Ross Tennenbaum, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge, that:

1.The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the "Periodic Report"), to which this Certification is attached as Exhibit 32.1, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and
2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2026

/s/ Andrew W. Houston
Andrew W. Houston
Chief Executive Officer
(Principal Executive Officer)

/s/ Ross Tennenbaum
Ross Tennenbaum
Chief Financial Officer
(Principal Financial Officer)